INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11:       INCOME TAXES

CyberArk Software Ltd.'s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.

a.         Corporate tax in Israel:

Ordinary taxable income of the Company is subject to a corporate tax rate as follows: 2015– 26.5%, 2016 – 25% and 2017 – 24%

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), which reduces the corporate income tax rate to 24% effective from January 1, 2017 and to 23% effective from January 1, 2018.

b.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2015	2016	2017

Domestic	$28,285	$32,077	$13,937
Foreign	3,458	4,124	10,492

	$31,743	$36,201	$24,429

c.	Deferred income taxes:

Deferred taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts recorded for tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:
	December 31,
	2016	2017
Deferred tax assets:

Carry-forwards losses and credits	$1,956	$11,703
Capital losses carry-forwards	50	90
Research and development expenses	4,119	1,448
Deferred revenues	4,222	4,316
Issuance expenses	124	-
Share-based compensation	2,979	4,347
Accruals and other	1,612	1,183

Deferred tax assets before valuation allowance	15,062	23,087

Less: Valuation allowance	50	90

Net deferred tax asset	$15,012	$22,997

Deferred tax liabilities:

Intangible assets	$3,961	$3,096
Property and equipment and other	662	558

Deferred tax liabilities	$4,623	$3,654

As of December 31, 2017, approximately $23,787 of undistributed earnings held by the company’s foreign subsidiaries are designated as indefinitely reinvested. If we were to repatriate these earnings to Israel, we would subject to income taxes and to an adjustment for foreign tax credits and foreign withholding taxes. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.

d.	Income taxes are comprised as follows:

	Year ended December 31,
	2015	2016	2017

Current	$10,042	$9,207	$2,558
Deferred	(4,093)	(1,130)	5,856

	$5,949	$8,077	$8,414

	Year ended December 31,
	2015	2016	2017

Domestic	$5,208	$4,906	$3,033
Foreign	741	3,171	5,381

	$5,949	$8,077	$8,414

e.	A reconciliation of the Company's theoretical income tax expense to actual income tax expense is as follows:

	Year ended December 31,
	2015	2016	2017

Income before income taxes	$31,743	$36,201	$24,429

Statutory tax rate	26.5%	25.0%	24.0%

Theoretical income tax expense	8,412	9,050	5,863

Utilization of tax losses and deferred taxes for which valuation allowance was provided, net	(771)	(72)	(5,050)
Deferred taxes on losses for which valuation allowance was provided, net	(1,713)	-	-
Non-deductible expenses	2,295	2,569	2,081
Unrecognized tax benefits	8	81	645
Foreign and preferred enterprise tax rates differential	(2,303)	(3,468)	(1,792)
Impact of Tax Cuts and Jobs Act of 2017	-	-	6,492
Other	21	(83)	175

Income tax expense	$5,949	$8,077	$8,414

f.	Net operating loss carry-forwards:

As of December 31, 2017, the Company had net operating and capital tax losses totaling approximately $41,643 and $390, respectively, out of which approximately $2,936 and $390 of losses, respectively, were attributed to Israel and can be carried forward indefinitely and $38,707 and none, respectively, were attributed to the U.S. subsidiary and can be carried forward for up to 20 years. Utilization of some of U.S. net operating losses are subject to annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

g.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

The Company has been granted “Approved Enterprise” Status, under the above Law. The Company has elected the alternative benefits program, waiver of grants in return for tax exemptions. Pursuant thereto, the income of the Company derived from the “Approved Enterprise” program is tax-exempt for two years and will enjoy a reduced tax rate of 10%-25% for up to a total of eight years (subject to an adjustment based upon the foreign investors' ownership of the Company).

The period of tax benefits detailed above is subject to limits of 12 years from the year of commencement of production, or 14 years from granting of approval, whichever is earlier.

The tax-exempt income attributable to the “Approved Enterprise” can be distributed to shareholders, without subjecting the Company to taxes, only upon the complete liquidation of the Company. If these retained tax-exempt profits are distributed, they would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected the alternative tax benefits program (currently between 10% to 25% for an “Approved Enterprise”).

Entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the above law, regulations published thereunder and the letters of approval for the specific investments in “approved enterprises”. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and CPI linkage.

On April 1, 2005, an amendment to the Investment Law came into effect (“2005 Amendment”) and significantly changed the provisions of the Investment Law. However, the Investment Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the 2005 Amendment.

Such an enterprise is a “Beneficiary Enterprise”, rather than the previous terminology of Approved Enterprise. The period of tax benefits for a new Beneficiary Enterprise commences in the “Year of Commencement”. This year is the later of: (1) the year in which taxable income is first generated by the company, or (2) the Year of Election.

As of December 31, 2017, approximately $14,669 was derived from tax exempt profits earned by the Company's “Approved Enterprises” and “Beneficiary Enterprise”. The Company and its Board of Directors have determined that such tax-exempt income will not be distributed as dividends and intends to reinvest the amount of its tax exempt income earned by the Company. Accordingly, no provision for deferred income taxes has been provided on income attributable to the Company's “Approved Enterprises” and “Beneficiary Enterprise” as such income is essentially permanently reinvested.

If the Company's retained tax-exempt income is distributed, the income would be taxed at the applicable corporate tax rate as if it had not elected the alternative tax benefits under the Investment Law and an income tax liability of up to $3,601 would be incurred as of December 31, 2017.

On December 29, 2010, the Knesset approved an additional amendment to the Law for the Encouragement of Capital Investments, 1959 (“2010 Amendment”). According to the 2010 Amendment, a reduced uniform corporate tax rate for exporting industrial enterprises (over 25%) was established. The reduced tax rate will not be program dependent and will apply to the “Preferred Enterprise's” (as such term is defined in the Investment Law) entire income. Pursuant to the 2010 Amendment, a “Preferred Enterprise” is entitled to a reduced corporate tax rate of 15% in 2011 and 2012, unless the Preferred Enterprise is located in a specified development zone, in which case the rate will be 10%. Such corporate tax rate was determined to be 16% for 2014 until 2016.

On March 2013, the Company notified the Israeli Tax Authorities that it had transferred from Beneficiary Enterprise status to Preferred Enterprise status onwards.

Amendment to the Law for the Encouragement of Capital Investments, 1959 (“Amendment 73”):

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investments Law regimes. Certain changes were scheduled to come into effect beginning January 1, 2017, provided that regulations are promulgated by the Finance Ministry to implement the "Nexus Principles" based on OECD guidelines recently published as part of the Base Erosion and Profit Shifting (BEPS) project. The regulations have been approved on May 1, 2017 and accordingly, these changes have come into effect.

Applicable benefits under the new regime include:

Introduction of a benefit regime for "Preferred Technology Enterprises", granting a 12% tax rate in central Israel - on income deriving from Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports. Preferred Technological Enterprise (“PTE”) is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

The Company adopted the PTE since 2017.

h.         Tax benefits under the Law for the Encouragement of Industry (Taxation), 1969:

Management believes that the Company currently qualifies as an “industrial company” under the above law and as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

i.	Tax Benefits for Research and Development

Israeli tax law (section 20a to the Israeli Tax Ordinance) allows, under certain conditions, a tax deduction for research and development expenses, including capital expenses, for the year in which they are paid. Such expenses must relate to scientific research in industry, agriculture, transportation, or energy, and must be approved by the relevant Israeli government ministry, determined by the field of research. Furthermore, the research and development must be for the promotion of the company’s business and carried out by or on behalf of the company seeking such tax deduction.  However, the amount of such deductible expenses is reduced by the sum of any funds received through government grants for the finance of such scientific research and development projects. As for expenses incurred in scientific research that is not approved by the relevant Israeli government ministry, they will be deductible over a three-year period starting from the tax year in which they are paid. The Company believes that it is eligible for the above mentioned benefits.

                          j.          Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved by US Congress on December 20, 2017 and signed into law by US President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes. The changes include, but are not limited to:

Rate Reduction

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The Company recorded a reduction of its deferred tax assets as of December 31, 2017 of approximately $6.5 million.

Deemed Repatriation Transition Tax

The Deemed Repatriation Transition Tax is a tax on previously untaxed accumulated and current earnings and profits (“E&P”) of certain foreign subsidiaries. To determine the amount of the Transition Tax, the Company must determine, in addition to other factors, the amount of post-1986 E&P of its foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. The Company’s US subsidiary has one foreign subsidiary which impact of the Transaction Tax is expected to be immaterial.

The SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period. The Company has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Company considers the accounting of the deferred tax remeasurement and other items to be incomplete.

k.	Tax assessments:

As of December 31, 2017, CyberArk Software Ltd.’s tax years until December 31, 2012 are subject to statutes of limitation. The Company is currently under examination by the Israeli Tax Authorities for the tax years 2013 through 2015. As of that date, the U.K. subsidiary's tax years until December 31, 2013 are also subject to statutes of limitation. The U.S. subsidiary's tax years ended from December 31, 2011 and 2014 through 2017 are still open, as the statutes of limitation have not yet expired. The U.S. subsidiary is currently under examination by the U.S. Internal Revenue Service for the tax years 2015 and 2016.

l.	Unrecognized tax benefits:

A reconciliation of the opening and closing amounts of total unrecognized tax benefits is as follows:

	Year ended December 31,
	2016	2017

Opening balance	$362	$474
Increase related to prior year tax positions	53	348
Increase related to current year tax positions	59	297

Closing balance	$474	$1,119

During the years ended December 31, 2015, 2016 and 2017, the Company recorded $5, $18 and $56, respectively, for interest expense related to uncertain tax positions. As of December 31, 2016 and 2017, accrued interest was $47 and $103, respectively.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions. Such differences could have a material effect on the Company’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.